WARRANT AMENDMENT AGREEMENT

THIS WARRANT AMENDMENT AGREEMENT (“Amendment”) is made as of this 11th day of February, 2009 by and among Novelos Therapeutics, Inc., a Delaware corporation (the “Company”) and the undersigned holders of warrants to purchase 7,500,000 shares of the Company’s common stock dated May 2, 2007 (the “Series B Warrants”) issued pursuant a certain Securities Purchase Agreement, dated as of April 12, 2007, by and among the Corporation and the Investors signatory thereto (as amended on May 2, 2007, the “Series B Purchase Agreement”).  All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Series B Warrants.

WHEREAS, pursuant to Section 21 of the Series B Warrants, the Series B Warrants may amended with the written consent of the Company and the Requisite Holders (as such term is defined in the Series B Purchase Agreement) and any such amendment shall apply to all of the Series B Warrants; and

WHEREAS, the Company and the undersigned holders of Series B Warrants, which holders include the Requisite Holders, desire to amend the Series B Warrants;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Series B Warrants are hereby amended as follows:

1)           The Expiration Date, as defined in Paragraph 1, is hereby changed to December 31, 2015 from April 11, 2013.

6)           Section 20 is hereby deleted in its entirety.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have executed this Warrant Amendment Agreement or caused its duly authorized officers to execute this Warrant Amendment  Agreement as of the date first above written.

NOVELOS THERAPEUTICS, INC.

By:	/s/ Harry S.Palmin
Name: Harry S. Palmin
Title: President and CEO

WARRANTHOLDERS

Xmark Opportunity Fund, Ltd.	Caduceus Capital Master Fund Limited
Xmark Opportunity Fund, L.P.	Caduceus Capital II, L.P.
Xmark JV Investment Partners, LLC	UBS Eucalyptus Fund, L.L.C.
PW Eucalyptus Fund, Ltd.

By:	/s/ Mitchell D. Kaye	By:	/s/ Samuel D. Isaly
Name: Mitchell D. Kaye		Name: Samuel D. Isaly
Title: Authorized Signatory		Title: Managing Partner, Orbimed Advisors

Knoll Special Opportunities Fund II Master	Hunt-BioVentures, L.P.
Fund, Ltd. (1)	By : HBV GP, L.L.C, its General Partner
Europa International, Inc.

By:	/s/ Fred Knoll	By:	/s/ J.Fulton Murray, III
Name: Fred Knoll		Name: J. Fulton Murray, III
Title: Portfolio Manager		Title: Manager

(1) Formerly Knoll Capital Fund II Master Fund, Ltd.

WARRANT AMENDMENT AGREEMENT

THIS WARRANT AMENDMENT AGREEMENT (“Amendment”) is made as of this 11th day of February, 2009 by and among Novelos Therapeutics, Inc., a Delaware corporation (the “Company”) and the undersigned holders of warrants to purchase 4,365,381 shares of the Company’s common stock dated April 11, 2008 (the “Series D Warrants”) issued pursuant a certain Securities Purchase Agreement, dated as of March 26, 2008, by and among the Corporation and the Investors signatory thereto (as amended on April 9, 2008, the “Series D Purchase Agreement”).  All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Series D Warrants.

WHEREAS, pursuant to Section 21 of the Series D Warrants, the Series D Warrants may amended with the written consent of the Company and the Requisite Holders (as such term is defined in the Series D Purchase Agreement) and any such amendment shall apply to all of the Series D Warrants; and

WHEREAS, the Company and the undersigned holders of Series D Warrants, which holders include the Requisite Holders, desire to amend the Series D Warrants;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Series D Warrants are hereby amended as follows:

1)           The Expiration Date, as defined in Paragraph 1, is hereby changed to December 31, 2015 from April 11, 2013.

6)           Section 20 is hereby deleted in its entirety.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have executed this Warrant Amendment Agreement or caused its duly authorized officers to execute this Warrant Amendment  Agreement as of the date first above written.

NOVELOS THERAPEUTICS, INC.

By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President and CEO

WARRANTHOLDERS

Xmark Opportunity Fund, Ltd.	Caduceus Capital Master Fund Limited
Xmark Opportunity Fund, L.P.	Caduceus Capital II, L.P.
Xmark JV Investment Partners, LLC	UBS Eucalyptus Fund, L.L.C.
PW Eucalyptus Fund, Ltd.
Summer Street Life Sciences Hedge Fund
Investors, LLC

By:	/s/ Mitchell D. Kaye	By:	/s/ Samuel D. Isaly
Name: Mitchell D. Kaye		Name: Samuel D. Isaly
Title: Authorized Signatory		Title: Managing Partner, Orbimed Advisors

Knoll Special Opportunities Fund II Master	Hunt-BioVentures, L.P.
Fund, Ltd. (1)	By : HBV GP, L.L.C, its General Partner
Europa International, Inc.

By:	/s/ Fred Knoll	By:	/s/ J. Fulton Murray, III
Name: Fred Knoll		Name: J. Fulton Murray, III
Title: Portfolio Manager		Title: Manager

(1) Formerly Knoll Capital Fund II Master Fund, Ltd.